UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 2, 2004


                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-20028                   77-0214673
 (State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 4, 2005, Dean F. Bogues was appointed to serve as our Vice President of Sales and Marketing. Prior to his joining us, on December 2, 2004, Mr. Bogues and we entered into an employment agreement, which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Also attached hereto is the press release issued by us on January 5, 2005, announcing Mr. Bogues's appointment.

     Mr. Bogues will receive a salary of $200,000 per year and is eligible for a bonus under a sales incentive compensation program with a target bonus payment of 50% of his annual base salary. Under the employment agreement, we granted Mr. Bogues stock options to purchase an aggregate of 220,000 shares of common stock at an exercise price equal to the closing value of our stock on January 4, 2005, or $3.21 per share, vesting over a period of four years.

     Under the employment agreement, if within the first 24 months following his initial start date of December 27, 2004, any of the events listed below occurs, Mr. Bogues is entitled to a lump sum payment of $100,000 and continued group health insurance coverage or paid COBRA coverage for six months following termination or resignation, if applicable:

     o A liquidation or change in control occurs (excluding an acquisition by Carl Berg or his affiliated companies of more than 50% of our voting stock, which will not constitute a change of control);

     o we terminate Mr. Bogues's employment for any reason other than for Good Cause (as defined in the employment agreement); or

     o Mr. Bogues resigns for Good Reason (as defined in the employment agreement).

     Other than the employment relationship created pursuant to the employment agreement, no material relationship exists between Mr. Bogues and us or any of our affiliates.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO. DESCRIPTION

10.1        Employment Agreement with Dean F. Bogues dated December 2, 2004.

99.1        Press release dated January 5, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 10, 2005                            VALENCE TECHNOLOGY, INC.



                                            By:  /s/ Kevin W. Mischnick
                                                 -------------------------------
                                                 Kevin W. Mischnick
                                                 Vice President of Finance and
                                                 Assistant Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION

10.1         Employment Agreement with Dean F. Bogues dated December 2, 2004.

99.1         Press release dated January 5, 2005.